UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 23, 2020 (March 17, 2020)

DARIOHEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-37704	45-2973162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 HaToKhen Street

Caesarea North Industrial Park

3088900, Israel

(Address of Principal Executive Offices)

972-4-770-4055

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	DRIO	The Nasdaq Capital Market LLC
Warrants to purchase Common Stock	DRIOW	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On March 17, 2020, DarioHealth Corp. (the “Company”) issued to The Vitality Group, LLC (“Vitality”) a warrant (the “Warrant”) to purchase up to 500,000 shares of its common stock, par value $0.0001 par value per share (the “Common Stock”), at an exercise price of $5.94 per share, a 25% premium to the closing price of the Common Stock on the Nasdaq Capital Market on March 17, 2020, subject to adjustment, pursuant to a professional services agreement, as amended on March 17, 2020, by and between the Company and Vitality. The shares of Common Stock underlying the Warrant are referred to herein as the Warrant Shares.

The Warrant Shares shall vest on annual basis, in accordance with the amount, in U.S. dollars, and as measured by generally accepted accounting principles in the United States, of annual revenues (“Annual Revenues”) of the Company’s products from Vitality’s customers; provided, however, that in no event shall the number of Warrant Shares exercisable under the Warrant exceed 125,000 shares of Common Stock in a given Company fiscal year. The Warrant Shares may be exercised for a period of three years after the Warrant Shares become exercisable pursuant to the respective vesting period. Below is a summary of the vesting terms of the Warrant Shares.

•	First Year: Annual Revenues in the amount of at least $500,000 during the calendar year 2020 (the “2020 Threshold”), Vitality will have the right to purchase 25,000 Warrant Shares, and one (1) additional share Warrant Share per each additional $20 in Annual Revenues above the 2020 Threshold generated from customers (the “2020 Warrant Shares”);
•	Second Year: Annual Revenues in the amount of at least $1,000,000 during the calendar year 2021 (the “2021 Threshold”), Vitality will have the right to purchase 25,000 Warrant Shares, and one (1) additional Warrant Share per each additional $40 in revenues above the 2021 Threshold generated from customers (the “2021 Warrant Shares”);
•	Third Year: Annual Revenues in the amount of at least $1,500,000 during the calendar year 2022 (the “2022 Threshold”), Vitality will have the right to purchase 25,000 Warrant Shares, and one (1) additional Warrant Share per each additional $60 in revenues above the 2022 Threshold generated from customers (the “2022 Warrant Shares”); and
•	Fourth Year: Annual Revenues in the amount of at least $2,000,000 during the calendar year 2023 (the “2023 Threshold”), Vitality will have the right to purchase 25,000 Warrant Shares, and one (1) additional Warrant Share per each additional $80 in revenues above the 2022 Threshold generated from customers (the “2023 Warrant Shares”).

The Warrant was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(a)(2) of the Securities Act promulgated thereunder because, among other things, the issuance of the Warrant did not involve a public offering. The Warrant and Warrant Shares have not been registered under the Securities Act and may not be sold in the United States absent registration or an exemption from registration. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Warrant or the Warrant Shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The forgoing description of the Warrant and Warrant Shares are qualified in their entirety by reference to the full text of the Warrant, which is filed as Exhibit 4.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

4.1	Form of Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 23, 2020	DARIOHEALTH CORP.

	By:	/s/ Zvi Ben David
Name: Zvi Ben David Title: Chief Financial Officer, Treasurer and Secretary